UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): November 13, 2007

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices)  (Zip Code)

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On November 13, 2007 in New York City, Paul M. White, the Registrant’s President and Chief Executive Officer and other officers of the Registrant, commenced a series of oral presentations at investors’ meetings. The slides shown at those meetings are attached as an exhibit to this current report and incorporated herein by reference. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

Item 9.01.               Financial Statements and Exhibits

 (d)          Exhibits

99            November 13, 2007 slide presentations at investors’ meetings in New York City.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date: November 13, 2007	By:	/s/ Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	November 13, 2007 slide presentations at investors’ meetings in New York City.